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                                                                    EXHIBIT 23.2
                                                                    ------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 25, 2000 included in Avici Systems Inc. Form S-1 registration statement filed on July 27, 2000 and to all references to our Firm included in this registration statement.



                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 8, 2001